Exhibit 99.2

Zep Second Quarter Fiscal 2012 Earnings Conference Call April 9, 2012 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer

Agenda Overview Second Quarter Highlights Detailed Financial Performance Zep Inc. Long-term Goals Questions and Answers 2 © 2012 Zep Inc. - All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding the economic environment and the impact this environment has had or could have on our current and/or future financial results; statements regarding our expectations for pricing actions and gross margin performance; statements regarding benefits that we may realize from our acquisitions and our restructuring activities; statements regarding investments that may be made in the future to grow our business, either organically or otherwise, in accordance with our strategic plan, or that may be made for other purposes; and statements and related estimates concerning the benefits that the execution of our strategic initiatives are expected to have on future financial results. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as our present expectations or projections. These risks and uncertainties include, but are not limited to: economic conditions in general; customer and supplier relationships and prices; competition; ability to realize anticipated benefits from strategic planning initiatives and timing of benefits; market demand; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2011. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 3 © 2012 Zep Inc. - All rights reserved.

Second Quarter Fiscal 2012 Overview

Second Quarter 2012 Overview Pleased with the results in the quarter Results reflect good progress on strategic initiatives: 1. Significant expansion of Zep Commercial in Retail 2. Misty, i-Chem, Zep Aviation, and Time-Mist expansion 3. Hale Group expands our reach into U.K. and export markets 4. Progress on Gross Margins Sequentially improved price to commodity cost relationship Watching recent increases Investments are delivering improved results Acquisition strategy providing solid foundation for growth Retail and Distribution sales expansion “wins” resulting in organic revenue growth revenue growth 5 © 2012 Zep Inc. - All rights reserved. Remain Optimistic About Our Long Term Prospects

Second Quarter 2012 Highlights Sales of over $151.7 million, up 3.3% Organic sales growth of 1.1% on an average daily basis Gross margin rate reflects a few items: Higher y/y raw material prices relative to pricing Business mix and higher manufacturing costs Sequential gross margins declined, consistent with historical trend Sequential raw material cost improvement realized Reported EPS increased 10% to $0.11 from $0.10 EPS last year 6 © 2012 Zep Inc. - All rights reserved.

# Strategic Initiatives:
## 2Q12 Update

ZepInc

| Initiative | 1Q12 | 2Q12 | Comments |
|---|---|---|---|
| Automotive Aftermarket | Green | Green | Strong double digit sales growth with both automotive retail and OEM customers |
| Food Processing | Green | Green | Zep named preferred vendor for United Egg Producers, a cooperative of egg farmers across the United States |
| Jan San Distribution | Yellow | Red | Initiatives slow to gain traction |
| Government | Red | Red | Continuing pressures from slowdown in government spending |
| Retail Diversification | Yellow | Green | Began shipment of 50 Zep Commercial products to over 1,300 Lowe's stores; rolled out new innovation stone care products at The Home Depot |
| Industrial MRO Distribution | Green | Green | Expanding brand offering at WW Grainger – brands added to offering include Misty, i-Chem, Zep Aviation, and TimeMist |
| Deeper Penetration of Customer Accounts | Yellow | Green | Continuing progress in Sales and Service, expanding product line with distributors |

**Strategic Growth Initiatives Trending in the Right Direction**

© 2012 Zep Inc. - All rights reserved.
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Evolving Channel Focus More in Line with Overall Market Market Data Source: information compiled by Zep Inc. based on research provided by Kline & Company and the Automotive Aftermarket Industry Association. Direct sales through Sales and Service organization. Zep Inc. Sales Channels 8 © 2012 Zep Inc. - All rights reserved. Direct 86% Retailers 13% Distributors 1% Zep Sales by Channel August 2007 Direct 21% Retailers 35% Distributors 44% Estimated U.S. Cleaning Maintenance Chemicals Market ($19 Billion) Direct 61% Retailers 16% Distributors 23% Zep Sales by Channel February 2012

Detailed Financial Performance 9

$146.8 $4.4 $0.1 ($0.5) $0.8 $151.7 2Q11 Price Volume FX Acquisitions 2Q12 2Q12 Net Sales 10 $ Millions Organic Sales Growth from Strategic Initiatives © 2012 Zep Inc. - All rights reserved. Sales Composition % chg. Driver 1.1% Avg. Daily Sales 1.7% Extra Day 0.5% Acquisitions 3.3% Total Sales Growth

2Q12 North American Sales Trends-Channel and End-market Performance Continued Varied End-Market Performance © 2012 Zep Inc. - All rights reserved. 11 End Market S&S Distribution Retail Total % of $19B U.S. Market 21% 44% 35% Jan San / Institutional Automotive Aftermarket Industrial / MRO Vehicle Wash Food Processing Government and Schools

47.5% (165bp) (130bp) 25bp 44.8% 1Q12 (Reported) Mfg Business Mix Material Margin 2Q12 46.7% (90bp) (90bp) (10bp) 44.8% 2Q11 (Reported) Material Margin Business Mix Mfg 2Q12 12 2Q12 Gross Profit Margin Higher Raw Material Costs and Business Mix Impact Margins-Expect Improvement in Material Margin Beginning Second Fiscal Half © 2012 Zep Inc. - All rights reserved. Year-over-Year (190bp) Quarter-to-Quarter (270bp)

Gross Margin in FY2012 Expect improvement in gross margins in the second fiscal half relative to the first half due to customer pricing actions, sourcing initiatives and product line management actions taken Quarter to quarter variability may occur due to swings in inventory levels resulting from operational and marketing programs Expect inventory to increase in preparation for SAP implementation 13 © 2012 Zep Inc. - All rights reserved.

14 2Q12 Gross Margin: Selected Feed Stocks Impacting Raw Material Purchases Costs today are higher than a year ago Continue to expect sequential price/cost improvement due to sourcing initiatives and customer pricing actions 90-120 days for raw material purchases to flow to income statement Given recent rate of commodity market increases, expect inflation pressure in 4Q12 or 1Q13 Commodity Costs Still Higher than Prior Year © 2012 Zep Inc. - All rights reserved. Last 12 Months Last 3 Months Crude Oil +7% +10% Propylene +1% +25% Ethylene +9% -2% Acetone +15% +52% HDPE +5% +10%

5.6% (190bp) 210bp 5.8% 2Q11 Gross Margin Rate Op. Exp. Rate 2Q12 Second Quarter Reported EBITDA Margin Increase in EBITDA Due to Operating Expense Leverage 15 © 2012 Zep Inc. - All rights reserved. Gross margin pressures y/y due to raw material costs, business mix, higher manufacturing costs Operating expenses were lower due to costs controls and business mix

Cash Flow 2Q12 free cash flow consumed was $3.3 million, vs. $7.9 million consumed last year Higher reported net income, improved working capital management $3.7 million in capital expenditures for 2Q12 $2.2 million above last year, primarily for SAP investment Anticipate capital spending of $15 to $17 million in FY 2012 16 © 2012 Zep Inc. - All rights reserved.

2.84x 2.50x 3.75x Q2 FY12 Actual Q1 FY12 Actual Covenant $140.1 $115.6 $146.5 Q2 FY12 Actual Q1 FY11 Actual Q2 FY11 Actual 2.19x 2.23x 1.25x Q2 FY12 Actual Q1 FY12 Actual Covenant Fixed Charge Coverage Ratio Debt to EBITDA Net Debt Position ($mm) Covenants Debt Position Improved net debt position by $6 million over last year Increased net debt sequentially by $24.5 million during the quarter primarily to fund acquisitions and invest in innovation Sufficient room within debt covenants to operate business Would access capital markets as appropriate to finance acquisition strategy 17 © 2012 Zep Inc. - All rights reserved.

Long-Term Financial Objectives Revenue growth in excess of market growth Target of 50 bp annualized EBITDA margin improvement 11%-13% annualized EPS improvement Return on Invested Capital (ROIC) target of 15%+ 18 © 2012 Zep Inc. - All rights reserved.

Fiscal 2012 Outlook 19 © 2012 Zep Inc. - All rights reserved. Expect second half to improve Benefits from strategic growth initiatives Assumes better relationship between selling prices and raw material input costs Improved economic environment Watchful of rising commodity costs

Questions and Answers